Exhibit 10.55

EXECUTION COPY

AMENDMENT NO. 4

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 4 (this “Amendment”) dated as of December 21, 2007 is entered into among JWPR CORPORATION (“JWPR”), as Seller and Servicer, LIBERTY STREET FUNDING LLC (“Liberty”), as the sole Conduit, and THE BANK OF NOVA SCOTIA, as agent (in such capacity, the “Agent”) and as the sole Financial Institution (in such capacity, the “Financial Institution” and together with the Conduit, the “Purchasers”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.

PRELIMINARY STATEMENTS

Reference is made to that certain Second Amended and Restated Receivables Purchase Agreement dated as of March 24, 2006, among JWPR, Liberty, the Agent, the Managing Agents and the Financial Institutions from time to time party thereto (as amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”). The parties hereto have agreed to, among other things, amend the Receivables Purchase Agreement.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto agree that the Receivables Purchase Agreement is hereby amended as follows:

(a) Exhibit I to the Receivables Purchase Agreement is hereby amended to amend and restate the definitions of “Collection Account” and “Collection Account Agreement” in their entirety as follows:

“Collection Account” means each bank account, concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited, including, without limitation, those accounts listed on Exhibit IV.

“Collection Account Agreement” means (i) in the case of all Receivables other than the UK Receivables, an agreement substantially in the form of Exhibit VI among any Originator, Seller, the Agent and a Collection Bank, (ii) in the case of all UK Receivables, the Deed of Trust and Charge, together with the notice required to be given to the applicable Collection Bank thereunder and (iii) any other “blocked account agreement”, “account control agreement” or any other equivalent thereof pursuant to which the Agent is granted “control” of a Collection Account.

(b) Exhibit IV to the Receivables Purchase Agreement is hereby amended and restated in its entirety as Exhibit IV hereto.

SECTION 2. Representations and Warranties.

(a) JWPR represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) JWPR represents and warrants that on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing, (ii) the Purchaser Interests of the Purchasers do not exceed the Maximum Purchaser Percentage and (iii) each of the representations and warranties of JWPR set forth in the Receivables Purchase Agreement is true and correct in all material respects.

SECTION 3. Conditions Precedent. This Amendment shall become effective on and as of the date hereof (the “Effective Date”) upon receipt by the Agent of duly executed counterpart signature pages to this Amendment from each party hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended or modified above, the terms and conditions of the Receivables Purchase Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Reaffirmation of Performance Undertaking. JohnsonDiversey, Inc. (i) reaffirms all of its obligations under the Performance Undertakings, (ii) acknowledges that the Agent, as a party to the Receivables Purchase Agreement, enjoys the benefits of each Performance Undertaking, and (iii) acknowledges and agrees that each Performance Undertaking remains in full force and effect (including, without limitation, after giving effect to this Amendment).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Fees and Expenses. JWPR, as Seller, hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent or the Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or the Purchasers with respect thereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JWPR CORPORATION

By:	/s/ Tony A. Sebranek
Name:	Tony A. Sebranek
Title:	Vice President

LIBERTY STREET FUNDING LLC, as a Conduit

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Financial Institution and Managing Agent

By:	/s/ Darren Ward
Name:
Title:

ACKNOWLEDGED AND AGREED:

JOHNSONDIVERSEY, INC.

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	Vice President & Corporate Treasurer

Signature Page to Amendment No. 4

EXHIBIT IV

NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Name of Originator	Bank Name & Address	Account Number	Name & Address of Associated Lock-Box
JohnsonDiversey, Inc. (JDINA)	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5800400664	1589 Paysphere Circle Chicago, IL 60674

JohnsonDiversey, Inc. (US Chemical)	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5800400706	2205 Paysphere Circle Chicago, IL 60674

The Butcher Company Inc.	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5800400789	2350 Paysphere Circle Chicago, IL 60674

JohnsonDiversey, Inc. (Professional Consumer Branded Products)	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5800400672	1696 Paysphere Circle Chicago, IL 60674

JohnsonDiversey, Inc. (Americlean)	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5800400698	1760 Paysphere Circle Chicago, IL 60674

JohnsonDiversey, Inc. (DuBois)	LaSalle Bank NA 135 S. LaSalle Street Chicago, IL 60603	5801012070	6655 Paysphere Circle Chicago, IL 60674